COOPERATIVE BANK FOR SAVINGS
                     EXECUTIVE INDEXED RETIREMENT AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January 2002, by and between COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), and FREDERICK WILLETTS III (the "Executive").

                                  INTRODUCTION

     To attract, retain and reward quality Executives and to provide a potentially higher level of retirement income, the Company is willing to provide the Executive with this Executive Indexed Retirement Agreement. The Company will pay the benefits from its general assets.

                                    AGREEMENT

     The Executive and the Company agree as follows:

                                    Article 1
                                   Definitions

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 "Adjustment Rate" shall mean the figure equal to one minus the Company's highest marginal tax rate for the current calendar year.

     1.2 "Change in Control" means a change in the control of the Company or its holding company, Cooperative Bankshares, Inc. (the "Holding Company"). The term control shall refer to the ownership, holding or power to vote more than 25 percent of the Company's or the Holding Company's voting stock, the control of the election of a majority of the Company's or the Holding Company's directors, or the exercise of a controlling influence over the management or policies of the Company or the Holding Company by any person or persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended. The term "person means an individual other than the Executive, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     1.3 "Disability" means, if the Executive is covered by a Company-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Executive is not covered by such a policy, Disability means the Executive suffering a sickness, accident or injury, which, in the judgment of a physician who is satisfactory to the Company, prevents the Executive from performing substantially all of the Executive's normal duties for the Company. As a condition to receiving any Disability benefits, the Company may require the Executive to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate and reasonable.

     1.4 "Normal Retirement Age" means the Executive's 65th birthday.

     1.5 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

     1.6 "Plan Year" means each  calendar  year from January 1 through  December
31. In the year of implementation, it shall commence with the adoption date of this Agreement and end on December 31, 2001.

     1.7 Simulated Investments" mean investments specified by the Company for use in measuring the Retirement Benefit. Subject to Article 2, the Company can change the Simulated Investments only with the Executive's written agreement. The Simulated Investments shall be of equal initial amounts.

     1.8 Simulated Investment Earnings" means the after-tax rate of return on a Simulated Investment. If the Simulated Investment is a life insurance policy, the Simulated Investment Earnings shall track cash surrender value and not include receipt of the policy's death benefit.

     1.9 "Termination of Employment" means the Executive ceases to be employed by the Company for any reason, voluntarily or involuntarily, other than death.

     1.10 "Voluntary Early Termination" means that the Executive, prior to Normal Retirement Age, has terminated employment with the Company for reasons other than Termination for Cause, Disability, Change of Control or Involuntary Early Termination.

     1.11 "Involuntary Early Termination" means that the Executive, prior to Normal Retirement Age, has been notified in writing, that employment with the Company is terminated for reasons other than an approved leave of absence, Termination for Cause, Disability, Change of Control or Voluntary Termination.

                                    ARTICLE 2
                               RETIREMENT ACCOUNT

     2.1 Simulated Investments. The Company shall establish two Simulated Investments in the amount of $2,148,000 as of October 1, 2001 as follows:

           2.1.1 Simulated Investment Number One shall track the cash surrender value of one or more specified life insurance policy(s) as described in Appendix A.

            2.1.2 Simulated Investment Number Two shall track the value of a simulated investment account comprised of both principal and accumulated net after-tax interest earnings. Pre-tax interest earnings shall equal 4.44 percent for the first Plan Year and adjusted by the Company's Board of Directors at their sole and absolute discretion for subsequent Plan Years. Simulated Investment Number Two assumes the income tax rate to be the Company's highest marginal tax rate for the current calendar year, and assumes that interest (net of tax) shall be compounded on an annual basis at the end of each Plan Year.

     2.2 Retirement Account. The Company shall establish a Retirement Account on its books for the Executive. The Retirement Account balance during the pre-termination period is determined by subtracting the value of Simulated Investment Number Two from the value of Simulated Investment Number One and dividing the difference by the Adjustment Rate. The Retirement Account subsequent to Termination of Employment is reduced by payments of the Primary Normal Retirement Benefit under Section 3.1.1. The Retirement Account balance shall never be less than zero.

     2.3 Statement of Accounts. The Company shall provide to the Executive, within 60 days after each Plan Year, a statement setting forth the Retirement Account balance.

     2.4 Accounting Device Only. The Retirement Account and Simulated Investments are solely devices for measuring amounts to be paid under this Agreement. They are not a trust fund of any kind. The Executive is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Executive's rights are not subject in any manner to anticipation, alienation, transfer, assignment, pledge, encumbrance, attachment or garnishment by the Executive's creditors.

                                    ARTICLE 3
                                NORMAL RETIREMENT

     3.1 Normal  Retirement  Benefit.  Subject  to the  general  limitations  of
Article 8, upon reaching the Normal Retirement Date while in the full-time employment of the Company, the Executive shall be entitled to both the primary and secondary benefits described in Sections 3.1.1 and 3.1.2.

            3.1.1 Primary Normal Retirement Benefit. Commencing on the Executive's Normal Retirement Date, the Company shall pay a Primary Normal Retirement Benefit to the Executive which is equal to the Executive's Retirement Account balance as of the Plan Year ending immediately preceding the Executive's Normal Retirement Date. The Primary Normal Retirement Benefit shall be paid over 24 years in 288 equal monthly installments (without adjustment for interest earnings during the payment period), commencing with the month following the Executive's Termination of Employment.

           3.2 Secondary Normal Retirement Benefit. Within 60 days following the end of the Plan Year following the Executive's Termination of Employment, and continuing until the Executive's death, the Company shall pay a Secondary Normal Retirement Benefit to the Executive. The Secondary Normal Retirement Benefit shall be paid annually in an amount calculated as follows:

     After-tax earnings for the Plan Year on Simulated Investment Number One
                                    minus the
     After-tax earnings for the Plan Year on Simulated Investment Number Two
                                 divided by the
                                Adjustment Rate.

     Earnings on Simulated Investment Number One will be equal to the increase in the cash surrender value of the life insurance policy(s) described in Appendix A increased by any loans or withdrawals from the policy during the Plan Year and reduced by any premium payments during the Plan Year. For purposes of calculating the after-tax earnings on Simulated Investment Number One, the income tax rate is assumed to be 0% and earnings are compounded on an annual basis at the end of each Plan Year. Interest earnings on Simulated Investment Number Two shall be determined pursuant to the method set forth in Section 2.1 hereof.

                                    ARTICLE 4
                         EARLY TERMINATION OF EMPLOYMENT

     Voluntary Early Termination. Upon a Voluntary Early Termination, the Executive will receive no benefit from the Company under this Agreement.

     Involuntary Early Termination. Upon an Involuntary Early Termination (other than as a result of Disability or following a Change in Control), the Company shall pay to the Executive a benefit equal to the Retirement Account balance as of the last day of the Plan Year immediately preceding the Executive's Termination of Employment. The Company shall pay the benefit to the Executive in a lump sum within 60 days following Termination of Employment.

                                    ARTICLE 5
                        CHANGE OF CONTROL AND DISABILITY

     Upon the Executive's Termination of Employment following Disability or upon a Change of Control followed within twelve (12) months by the Executive's Termination of Employment for reasons other than death, Disability or Normal Retirement, the Company shall pay to the Executive the Primary and Secondary benefits described in Sections 3.1.1 and 3.1.2.

     Internal Revenue Service Section 280G Gross Up. To the extent not prohibited by law, if, as a result of a Change of Control, the Executive becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Executive the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Executive on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax Payment, net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses
(a) and (b) shall be made in addition to the Total Benefits.

                                    ARTICLE 6
                                 DEATH BENEFITS

     Upon the Executive's death prior to termination of this Agreement, the Company shall pay to the Executive's beneficiary a benefit equal to the Retirement Account balance as of the last day of the Plan Year immediately preceding the Executive's death. The Company shall pay the benefit to the Executive's beneficiary in a lump sum within 60 days following the Executive's death.

                                    ARTICLE 7
                                  BENEFICIARIES

     7.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and received by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

     7.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 8
                               GENERAL LIMITATIONS

     8.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Company terminates the Executive's Employment for:

          (a) Gross negligence or gross neglect of duties;

          (b) Commission of a felony or of a gross misdemeanor involving moral turpitude; or

          (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy resulting in an adverse effect on the Company.

     8.2 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Executive commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay any benefit under this Agreement if the Executive has made any material misstatement of fact on an employment application or resume provided to the Company, or on any application for any benefits provided by the Company to the Executive.

                                    ARTICLE 9
                          CLAIMS AND REVIEW PROCEDURES

     9.1 Claims Procedure. The Company shall notify any person or entity who makes a claim against this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed and (5) a time within which review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     9.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                   ARTICLE 10
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

                                   Article 11
                                  Miscellaneous

     11.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees.

     11.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

     11.3 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of North Carolina except to the extent preempted by the laws of the United States of America.

     11.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     11.5 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     11.6 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     11.7 Unfunded Arrangement. The Executive is a general unsecured creditor of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors. Any insurance on the Executive's life or any other asset held in connection with this Agreement is a general asset of the Company to which the Executive has no preferred or secured claim.

     11.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

     11.9 Administration. The Company shall have the powers which are necessary to administer this Agreement, including but not limited to:

          (a) Interpreting the provisions of this Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c) Maintaining a record of benefit payments; and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
desirable to administer the Agreement.

     11.10 Actions of the Company. All determinations, interpretations, rules, and decisions of the Company shall be conclusive and binding upon all persons having or claiming to have any interest or right under this Agreement.

     11.11 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement.


EXECUTIVE:                              COMPANY:
                                        COOPERATIVE BANK FOR SAVINGS


 /s/ FREDERICK WILLETTS, III            BY:  /s/ JAMES D. HUNDLEY
------------------------------------        ------------------------------------
FREDERICK WILLETTS III                  NAME:  JAMES D. HUNDLEY
                                              ----------------------------------
                                        TITLE:  CHAIR, PERSONNEL COMMITTEE
                                               ---------------------------------

                                   APPENDIX A


                              SIMULATED POLICY DATA

                          COOPERATIVE BANK FOR SAVINGS
                     EXECUTIVE INDEXED RETIREMENT AGREEMENT

                             FREDERICK WILLETTS III


         INSURANCE CARRIER:               JEFFERSON-PILOT LIFE INSURANCE COMPANY
         POLICY TYPE:                     UNIVERSAL LIFE, NO LOAD
         PRODUCT NAME:                    ESPVI
         INSURED'S SEX AND AGE:           MALE, AGE 52
         CLASSIFICATION:                  STANDARD, NON-TOBACCO USE
         INITIAL FACE AMOUNT:             $4,565,918
         SINGLE PREMIUM AMOUNT:           $1,948,000
         ISSUE DATE:                      OCTOBER 1, 2001
         DEATH BENEFIT OPTION             LEVEL

                          COOPERATIVE BANK FOR SAVINGS
                             SPLIT DOLLAR AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), and FREDERICK WILLETTS III (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.


                                  INTRODUCTION

     To encourage the Executive to remain an employee of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay life insurance premiums from its general assets.

                                    AGREEMENT

     The Company and the Executive agree as follows:

                                    ARTICLE I
                               GENERAL DEFINITIONS

     The following terms shall have the meanings specified:

     1.1 "Insurers" means Jefferson-Pilot Life Insurance Company and West Coast Life Insurance Company.

     1.2 "Policies" means insurance policy nos. JP5195504 and ZUA386793 issued by the respective Insurers.

     1.3 "Insured" means the Executive.

     1.4 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value.

     1.5 "Normal Retirement Age" means the Executive's 65th birthday.

     1.6 "Voluntary Early Termination" means that the Executive, prior to Normal etirement Age, has terminated employment with the Company for reasons other than Termination for Cause, Disability, Change of Control or Involuntary Termination (Termination for Cause, Disability, Change of Control and Involuntary Termination are defined in the COOPERATIVE BANK FOR SAVINGS EXECUTIVE INDEXED RETIREMENT AGREEMENT of even date herewith).

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS

     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership except as otherwise said herein. The Company shall be the beneficiary of the death proceeds remaining after the Executive's interest has been paid according to Section 2.2 below.

     2.2 Executive's Interest. The Executive shall have the right to designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy. The Executive shall also have the right to elect and change settlement options that may be permitted. However, the Executive, the Executive's transferee or the Executive's beneficiary shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in this section 2.2 upon the Executive's Voluntary Early Termination.

     2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

     2.4 Comparable Coverage. Upon adoption and subject to the terms of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate, or otherwise abrogate the Executive's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement, amends the Split Dollar Agreement and executes a new Endorsement for said comparable insurance policy. The Executive agrees to provide the required medical information to the Insurers for the implementation of this Agreement and agrees to participate with the Company if the Company desires to obtain a comparable insurance policy with another carrier, whether prior to or after Normal Retirement Age. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

                                    ARTICLE 3
                                    PREMIUMS

     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

     3.2 Imputed Income. The Company shall impute income to the Executive in an amount equal to the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    ARTICLE 4
                                   ASSIGNMENT

     The Executive may assign without consideration all of the Executive's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

                                    ARTICLE 5
                                    INSURERS

     The Insurers shall be bound only by the terms of the Policy. Any payments the Insurers make or actions either of the Insurers takes in accordance with the Policy shall fully discharge such Insurer or Insurers from all claims, suits and demands of all entities or persons. The Insurers shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURE

     6.1 Claims Procedure. The Company shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed, and (5) a time within which a review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     6.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons, which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

     This  Agreement  may be amended or terminated  only by a written  agreement
signed  by  the  Company  and  the  Executive.   However,  this  Agreement  will
automatically terminate upon the Executive's Voluntary Early Termination.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

     8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

     8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a) Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c) Maintaining a record of benefit payments; and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
desirable to administer the Agreement.

     8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


EXECUTIVE:                              COMPANY:

                                        COOPERATIVE BANK FOR SAVINGS


/s/ Frederick Willetts, III             BY /s/ James D. Hundley
--------------------------------           -------------------------------------
FREDERICK WILLETTS III
                                        TITLE Chair, Personnel Committee
                                              ----------------------------------

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. JP5195505                            Insured:  Frederick Willetts III

Supplementing and amending the application for insurance to Jefferson-Pilot Life Insurance Company ("Insurer") on September 26, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value), subject to the provisions of paragraph (5) below.

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the rights to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

     5. Notwithstanding the provisions of paragraph (4) above, the Insured or the Insured's transferee shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement upon the Insured's Voluntary Early Termination (as defined in the COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT between Cooperative Bank for Savings and Frederick Willetts III of even date herewith).

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ James D. Hundley
      --------------------------------------
Title    Chair, Personnel Committee
      --------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary:____________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed  at   ____________________,   North   Carolina,   this   ______   day  of
______________, 2001.

THE INSURED:


/s/ Frederick Willetts, III
--------------------------------
Frederick Willetts III

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. ZUA386793                            Insured:  Frederick Willetts III

Supplementing and amending the application for insurance to West Coast Life Insurance Company ("Insurer") on September 26, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value), subject to the provisions of paragraph (5) below.

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the rights to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

     5. Notwithstanding the provisions of paragraph (4) above, the Insured or the Insured's transferee shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement upon the Insured's Voluntary Early Termination (as defined in the COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT between Cooperative Bank for Savings and Frederick Willetts III of even date herewith).

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ James D. Hundley
         -----------------------------------
Title    Chair, Personnel Committee
         -----------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary:____________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 17th day of January, 2002.

THE INSURED:


/s/ Frederick Willetts III
---------------------------------
Frederick Willetts III

                          COOPERATIVE BANK FOR SAVINGS
                     EXECUTIVE INDEXED RETIREMENT AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January 2002, by and between COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), and O. C. BURRELL (the "Executive").

                                  INTRODUCTION

     To attract, retain and reward quality Executives and to provide a potentially higher level of retirement income, the Company is willing to provide the Executive with this Executive Indexed Retirement Agreement. The Company will pay the benefits from its general assets.

                                    AGREEMENT

     The Executive and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 "Adjustment Rate" shall mean the figure equal to one minus the Company's highest marginal tax rate for the current calendar year.

     1.2 "Change in Control" means a change in the control of the Company or its holding company, Cooperative Bankshares, Inc. (the "Holding Company"). The term control shall refer to the ownership, holding or power to vote more than 25 percent of the Company's or the Holding Company's voting stock, the control of the election of a majority of the Company's or the Holding Company's directors, or the exercise of a controlling influence over the management or policies of the Company or the Holding Company by any person or persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended. The term "person means an individual other than the Executive, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     1.3 "Disability" means, if the Executive is covered by a Company-sponsored disability policy, total disability as defined in such policy without regard to any waiting period. If the Executive is not covered by such a policy, Disability means the Executive suffering a sickness, accident or injury, which, in the judgment of a physician who is satisfactory to the Company, prevents the Executive from performing substantially all of the Executive's normal duties for the Company. As a condition to receiving any Disability benefits, the Company may require the Executive to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate and reasonable.

     1.4 "Normal Retirement Age" means the Executive's 65th birthday.

     1.5 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment.

     1.6 "Plan Year" means each  calendar  year from January 1 through  December
31. In the year of implementation, it shall commence with the adoption date of this Agreement and end on December 31, 2001.

     1.7 Simulated Investments" mean investments specified by the Company for use in measuring the Retirement Benefit. Subject to Article 2, the Company can change the Simulated Investments only with the Executive's written agreement. The Simulated Investments shall be of equal initial amounts.

     1.8 Simulated Investment Earnings" means the after-tax rate of return on a Simulated Investment. If the Simulated Investment is a life insurance policy, the Simulated Investment Earnings shall track cash surrender value and not include receipt of the policy's death benefit.

     1.9 "Termination of Employment" means the Executive ceases to be employed by the Company for any reason, voluntarily or involuntarily, other than death.

     1.10 "Voluntary Early Termination" means that the Executive, prior to Normal Retirement Age, has terminated employment with the Company for reasons other than Termination for Cause, Disability, Change of Control or Involuntary Early Termination.

     1.11 "Involuntary Early Termination" means that the Executive, prior to Normal Retirement Age, has been notified in writing, that employment with the Company is terminated for reasons other than an approved leave of absence, Termination for Cause, Disability, Change of Control or Voluntary Termination.

                                    ARTICLE 2
                               RETIREMENT ACCOUNT

     2.1 Simulated Investments. The Company shall establish two Simulated Investments in the amount of $2,148,000 as of October 1, 2001 as follows:

           2.1.1 Simulated Investment Number One shall track the cash surrender value of one or more specified life insurance policy(s) as described in Appendix A.

            2.1.2 Simulated Investment Number Two shall track the value of a simulated investment account comprised of both principal and accumulated net after-tax interest earnings. Pre-tax interest earnings shall equal 4.44 percent for the first Plan Year and adjusted by the Company's Board of Directors at their sole and absolute discretion for subsequent Plan Years. Simulated Investment Number Two assumes the income tax rate to be the Company's highest marginal tax rate for the current calendar year, and assumes that interest (net of tax) shall be compounded on an annual basis at the end of each Plan Year.

     2.2 Retirement Account. The Company shall establish a Retirement Account on its books for the Executive. The Retirement Account balance during the pre-termination period is determined by subtracting the value of Simulated Investment Number Two from the value of Simulated Investment Number One and dividing the difference by the Adjustment Rate. The Retirement Account subsequent to Termination of Employment is reduced by payments of the Primary Normal Retirement Benefit under Section 3.1.1. The Retirement Account balance shall never be less than zero.

     2.3 Statement of Accounts. The Company shall provide to the Executive, within 60 days after each Plan Year, a statement setting forth the Retirement Account balance.

     2.4 Accounting Device Only. The Retirement Account and Simulated Investments are solely devices for measuring amounts to be paid under this Agreement. They are not a trust fund of any kind. The Executive is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Executive's rights are not subject in any manner to anticipation, alienation, transfer, assignment, pledge, encumbrance, attachment or garnishment by the Executive's creditors.

                                    ARTICLE 3
                                NORMAL RETIREMENT

     3.1 Normal  Retirement  Benefit.  Subject  to the  general  limitations  of
Article 8, upon reaching the Normal Retirement Date while in the full-time employment of the Company, the Executive shall be entitled to both the primary and secondary benefits described in Sections 3.1.1 and 3.1.2.

            3.1.1 Primary Normal Retirement Benefit. Commencing on the Executive's Normal Retirement Date, the Company shall pay a Primary Normal Retirement Benefit to the Executive which is equal to the Executive's Retirement Account balance as of the Plan Year ending immediately preceding the Executive's Normal Retirement Date. The Primary Normal Retirement Benefit shall be paid over 24 years in 288 equal monthly installments (without adjustment for interest earnings during the payment period), commencing with the month following the Executive's Termination of Employment.

           3.2 Secondary Normal Retirement Benefit. Within 60 days following the end of the Plan Year following the Executive's Termination of Employment, and continuing until the Executive's death, the Company shall pay a Secondary Normal Retirement Benefit to the Executive. The Secondary Normal Retirement Benefit shall be paid annually in an amount calculated as follows:

     After-tax earnings for the Plan Year on Simulated Investment Number One
                                    minus the
     After-tax earnings for the Plan Year on Simulated Investment Number Two
                                 divided by the
                                Adjustment Rate.

     Earnings on Simulated Investment Number One will be equal to the increase in the cash surrender value of the life insurance policy(s) described in Appendix A increased by any loans or withdrawals from the policy during the Plan Year and reduced by any premium payments during the Plan Year. For purposes of calculating the after-tax earnings on Simulated Investment Number One, the income tax rate is assumed to be 0% and earnings are compounded on an annual basis at the end of each Plan Year. Interest earnings on Simulated Investment Number Two shall be determined pursuant to the method set forth in Section 2.1 hereof.

                                    ARTICLE 4
                         EARLY TERMINATION OF EMPLOYMENT

     Voluntary Early Termination. Upon a Voluntary Early Termination, the Executive will receive no benefit from the Company under this Agreement.

     Involuntary Early Termination. Upon an Involuntary Early Termination (other than as a result of Disability or following a Change in Control), the Company shall pay to the Executive a benefit equal to the Retirement Account balance as of the last day of the Plan Year immediately preceding the Executive's Termination of Employment. The Company shall pay the benefit to the Executive in a lump sum within 60 days following Termination of Employment.

                                    ARTICLE 5
                        CHANGE OF CONTROL AND DISABILITY

     Upon the Executive's Termination of Employment following Disability or upon a Change of Control followed within twelve (12) months by the Executive's Termination of Employment for reasons other than death, Disability or Normal Retirement, the Company shall pay to the Executive the Primary and Secondary benefits described in Sections 3.1.1 and 3.1.2.

     Internal Revenue Service Section 280G Gross Up. To the extent not prohibited by law, if, as a result of a Change of Control, the Executive becomes entitled to acceleration of benefits under this Agreement or under any other benefit, compensation or incentive plan or arrangement with the Company (collectively, the "Total Benefits"), and if any part of the Total Benefits is subject to the Excise Tax under Section 280G and Section 4999 of the Internal Revenue Code (the "Excise Tax"), the Company shall pay to the Executive the following additional amounts, consisting of (a) a payment equal to the Excise Tax payable by the Executive on the Total Benefits under Section 4999 of the Internal Revenue Code (the "Excise Tax Payment"), and (b) a payment equal to the amount necessary to provide the Excise Tax Payment, net of all income, payroll and excise taxes. Payment of the additional amounts described in clauses
(a) and (b) shall be made in addition to the Total Benefits.

                                    ARTICLE 6
                                 DEATH BENEFITS

     Upon the Executive's death prior to termination of this Agreement, the Company shall pay to the Executive's beneficiary a benefit equal to the Retirement Account balance as of the last day of the Plan Year immediately preceding the Executive's death. The Company shall pay the benefit to the Executive's beneficiary in a lump sum within 60 days following the Executive's death.

                                    ARTICLE 7
                                  BENEFICIARIES

     7.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and received by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

     7.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 8
                               GENERAL LIMITATIONS

     8.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Company terminates the Executive's Employment for:

          (a) Gross negligence or gross neglect of duties;

          (b) Commission of a felony or of a gross misdemeanor involving moral turpitude; or

          (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy resulting in an adverse effect on the Company.

     8.2 Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Executive commits suicide within three years after the date of this Agreement. In addition, the Company shall not pay any benefit under this Agreement if the Executive has made any material misstatement of fact on an employment application or resume provided to the Company, or on any application for any benefits provided by the Company to the Executive.

                                    ARTICLE 9
                          CLAIMS AND REVIEW PROCEDURES

     9.1 Claims Procedure. The Company shall notify any person or entity who makes a claim against this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed and (5) a time within which review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     9.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                   ARTICLE 10
                           AMENDMENTS AND TERMINATION

     This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

                                   ARTICLE 11
                                  MISCELLANEOUS

     11.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees.

     11.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

     11.3 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of North Carolina except to the extent preempted by the laws of the United States of America.

     11.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     11.5 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     11.6 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     11.7 Unfunded Arrangement. The Executive is a general unsecured creditor of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors. Any insurance on the Executive's life or any other asset held in connection with this Agreement is a general asset of the Company to which the Executive has no preferred or secured claim.

     11.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

     11.9 Administration. The Company shall have the powers which are necessary to administer this Agreement, including but not limited to:

          (a) Interpreting the provisions of this Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c) Maintaining a record of benefit payments; and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
desirable to administer the Agreement.

         11.10 Actions of the Company. All determinations, interpretations, rules, and decisions of the Company shall be conclusive and binding upon all persons having or claiming to have any interest or right under this Agreement.

         11.11 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement.


EXECUTIVE:                           COMPANY:
                                     COOPERATIVE BANK FOR SAVINGS


  /S/ O. C. "BUDDY" BURRELL, JR.     BY:   /S/ FREDERICK WILLETTS, III
--------------------------------           -------------------------------------
O. C. BURRELL                        NAME:  FREDERICK WILLETTS, III
                                            ------------------------------------
                                     TITLE:  PRESIDENT
                                            ------------------------------------

                                   APPENDIX A


                              SIMULATED POLICY DATA

                          COOPERATIVE BANK FOR SAVINGS
                     EXECUTIVE INDEXED RETIREMENT AGREEMENT

                                  O. C. BURRELL


         INSURANCE CARRIER:                    WEST COAST LIFE INSURANCE COMPANY
         POLICY TYPE:                          UNIVERSAL LIFE, NO LOAD
         PRODUCT NAME:                         ESPVI
         INSURED'S SEX AND AGE:                MALE, AGE 53
         CLASSIFICATION:                       STANDARD, NON-TOBACCO USE
         INITIAL FACE AMOUNT:                  $2,905,000
         SINGLE PREMIUM AMOUNT:                $1,275,000
         ISSUE DATE:                           OCTOBER 1, 2001
         DEATH BENEFIT OPTION                  LEVEL

                          COOPERATIVE BANK FOR SAVINGS
                             SPLIT DOLLAR AGREEMENT


     THIS AGREEMENT is adopted this 17th day of January, 2002, by and between COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), and O. C. BURRELL (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on even date herewith or as subsequently amended, by and between the aforementioned parties.


                                  INTRODUCTION

     To encourage the Executive to remain an employee of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay life insurance premiums from its general assets.

                                    AGREEMENT

     The Company and the Executive agree as follows:

                                    ARTICLE I
                               GENERAL DEFINITIONS

     The following terms shall have the meanings specified:

     1.1 "Insurer" means West Coast Life Insurance Company.

     1.2 "Policy" means insurance policy no. ZUA386792 issued by the Insurer.

     1.3 "Insured" means the Executive.

     1.4 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value.

     1.5 "Normal Retirement Age" means the Executive's 65th birthday.

     1.6 "Voluntary Early Termination" means that the Executive, prior to Normal Retirement Age, has terminated employment with the Company for reasons other than Termination for Cause, Disability, Change of Control or Involuntary Termination (Termination for Cause, Disability, Change of Control and Involuntary Termination are defined in the COOPERATIVE BANK FOR SAVINGS EXECUTIVE INDEXED RETIREMENT AGREEMENT of even date herewith).

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS


     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership except as otherwise said herein. The Company shall be the beneficiary of the death proceeds remaining after the Executive's interest has been paid according to Section 2.2 below.

     2.2 Executive's Interest. The Executive shall have the right to designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy. The Executive shall also have the right to elect and change settlement options that may be permitted. However, the Executive, the Executive's transferee or the Executive's beneficiary shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in this section 2.2 upon the Executive's Voluntary Early Termination.

     2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of 60 days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

     2.4 Comparable Coverage. Upon adoption and subject to the terms of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate, or otherwise abrogate the Executive's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement, amends the Split Dollar Agreement and executes a new Endorsement for said comparable insurance policy. The Executive agrees to provide the required medical information to the Insurer for the implementation of this Agreement and agrees to participate with the Company if the Company desires to obtain a comparable insurance policy with another carrier, whether prior to or after Normal Retirement Age. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

                                    ARTICLE 3
                                    PREMIUMS

     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

     3.2 Imputed Income. The Company shall impute income to the Executive in an amount equal to the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    ARTICLE 4
                                   ASSIGNMENT

     The Executive may assign without consideration all of the Executive's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

                                    ARTICLE 5
                                     INSURER

     The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions the Insurer takes in accordance with the Policy shall fully discharge such Insurer from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURE

     6.1 Claims Procedure. The Company shall notify any person or entity that makes a claim under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of this Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, (4) an explanation of this Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed, and (5) a time within which a review must be requested. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     6.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons, which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of this Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

     This  Agreement  may be amended or terminated  only by a written  agreement
signed  by  the  Company  and  the  Executive.   However,  this  Agreement  will
automatically terminate upon the Executive's Voluntary Early Termination.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 Binding Effect. This Agreement shall bind the Executive and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

     8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of North Carolina, except to the extent preempted by the laws of the United States of America.

     8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company.

     8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

     8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

     8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

          (a) Interpreting the provisions of the Agreement;

          (b) Establishing and revising the method of accounting for the Agreement;

          (c) Maintaining a record of benefit payments; and

          (d)  Establishing   rules  and  prescribing  any  forms  necessary  or
desirable to administer the Agreement.

     8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


EXECUTIVE:                            COMPANY:

                                      COOPERATIVE BANK FOR SAVINGS


  /s/ O. C. BURRELL                   By  /s/ Frederick Willetts, III
------------------------------------      --------------------------------------
O. C. BURRELL                         NAME:  /s/ FREDERICK WILLETTS, III
                                             -----------------------------------
                                      Title  President
                                             -----------------------------------

                       SPLIT DOLLAR POLICY ENDORSEMENT TO
               COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT

Policy No. ZUA386792                                     Insured:  O. C. Burrell

Supplementing and amending the application for insurance to West Coast Life Insurance Company ("Insurer") on September 28, 2001, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------

     1. COOPERATIVE BANK FOR SAVINGS, a State/Stock Savings Bank located in Wilmington, North Carolina (the "Company"), shall be the beneficiary of the death proceeds remaining after the Insured's interest has been paid according to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of an amount equal to 100 percent of the Net Death Proceeds of the Policy (defined as the total death proceeds of the Policy minus the cash surrender value), subject to the provisions of paragraph (5) below.

                                    OWNERSHIP
                                    ---------

     3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the rights to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

     5. Notwithstanding the provisions of paragraph (4) above, the Insured or the Insured's transferee shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement upon the Insured's Voluntary Early Termination (as defined in the COOPERATIVE BANK FOR SAVINGS SPLIT DOLLAR AGREEMENT between Cooperative Bank for Savings and O. C. Burrell of even date herewith).

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Insurer accordingly. The owner accepts and agrees to this split dollar endorsement.

Any transferee's rights shall be subject to this Endorsement.

The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

Signed at Wilmington, North Carolina, this 17th day of January, 2002.

COOPERATIVE BANK FOR SAVINGS

By       /s/ Frederick Willetts, III
         --------------------------------------------
Title    President
         --------------------------------------------


                     ACCEPTANCE AND BENEFICIARY DESIGNATION
                     --------------------------------------


The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates the following as beneficiary(s) of the portion of the proceeds described in paragraph (2) above:

Primary Beneficiary:____________________________________________________________
         Relationship:__________________________________________________________
Contingent Beneficiary (if the Primary is deceased):____________________________
         Relationship:__________________________________________________________


Signed at Wilmington, North Carolina, this 17th day of January, 2002.

THE INSURED:


 /s/ O.C. Burrell
-------------------------
O. C. Burrell